Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2019
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the Year Ended December 31,
	2017	2018	2019
	RMB in thousands, except share and per share data
Numerator:
Net loss	(183,750)	(565,021)	(1,303,570)
Accretion to Pre-IPO Preferred Shares redemption value	(258,554)	(64,605)	—
Deemed dividend in connection with repurchase of Pre-IPO Preferred Shares	(129,244)	—	—
Net loss attributable to noncontrolling interests	—	13,301	14,597

Net loss attributable to Bilibili Inc.’s shareholders for basic/dilutive net loss per share calculation	(571,548)	(616,325)	(1,288,973)

Denominator:
Weighted average number of ordinary shares outstanding, basic	69,938,570	233,047,703	323,161,680
Weighted average number of ordinary shares outstanding, diluted	69,938,570	233,047,703	323,161,680
Net loss per share, basic	(8.17)	(2.64)	(3.99)
Net loss per share, diluted	(8.17)	(2.64)	(3.99)